Share-Based Compensation	12 Months Ended
Dec. 31, 2024
Share-Based Payment Arrangement [Abstract]
Share-Based Compensation	Share-Based Compensation
The compensation expense for our share-based compensation arrangements (see Restricted Stock Awards below) was $3.9 million, $3.8 million and $5.8 million for the years ended December 31, 2024, 2023 and 2022, respectively. Share-based compensation expense is included in selling, general and administrative expenses in the Consolidated Statements of Operations.
Restricted Stock Awards - Restricted stock is a grant of shares of common stock that may not be sold, encumbered or disposed of and that may be forfeited in the event of certain terminations of employment or in the case of the board of directors, a separation for cause, prior to the end of a restricted period set by the compensation committee of the board of directors. Forfeitures are recorded as they occur. A participant granted restricted stock generally has all of the rights of a stockholder, unless the compensation committee determines otherwise. Time-based restricted stock awards generally vest over the three-year period following the date of grant, unless forfeited, and will be paid out in the form of stock at the end of the vesting period.
Performance Stock Awards Settled in Stock – Performance-based stock awards have similar restrictions as restricted stock. They vest over the specified period following the date of grant, unless forfeited, and will be paid out in the form of stock at the end of the vesting period if the Company meets the performance targets set at the time the award was granted. Performance targets are based on relative total shareholder return in terms of ranking as compared to the peer group over the performance period and ROIC performance.
As of December 31, 2024, there was approximately $4.4 million of unrecognized compensation expense related to non-vested share-based compensation arrangements granted under our equity incentive plans. This expense is subject to future adjustments and forfeitures and will be recognized on a straight-line basis over the remaining period listed above for each grant.
A summary of the status of our restricted stock awards as of December 31, 2024 and changes during the twelve-month period ending December 31, 2024, is presented below:

	2024
	Shares (in thousands)	Weighted- Average Grant-Date Fair Value
Non-vested - beginning of year	591	$7.66
Granted	820	4.76
Vested	(490)	7.45
Forfeited	(86)	6.84
Non-vested - end of year	835	$5.02
As of December 31, 2024, a total of 1.3 million shares were available for future grants from the shares authorized for award under our 2020 EIP, including cumulative forfeitures.
Repurchase of Common Stock - We did not repurchase any of our common stock on the open market as part of a stock repurchase program during 2024; however, our employees surrendered 118 thousand shares of our common stock to satisfy tax withholding obligations on the vesting of the restricted stock awards.